UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACTS OF 1934

Date of Report (Date of earliest event reported): June 16, 2008

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

On June 17, 2008, Heidrick & Struggles International, Inc. issued a press release announcing that Chief Executive Officer Kevin Kelly will discuss the Company’s business and its strategy for growth at William Blair & Company’s Annual Growth Conference on June 19, 2008 at 11:50 a.m. Central Daylight Time. The press release also announced that the Company will release its 2008 second quarter results for the period ended June 30, 2008 on Tuesday, July 29, 2008.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits:

Exhibit Number	Description

99.1	Press Release issued by Heidrick & Struggles International, Inc. on June 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2008

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

By:	/s/ K. Steven Blake
Name:	K. Steven Blake
Title:	Executive Vice President,
General Counsel and Secretary